UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2017

THE DOW CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-3433	38-1285128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2030 Dow Center, Midland, Michigan 48674

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (989) 636-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company []

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. []

Item 2.01.	Completion of Acquisition or Disposition of Assets

Effective August 31, 2017, The Dow Chemical Company (the “Company”) and E. I. du Pont de Nemours and Company (“DuPont”) completed the previously announced merger of equals transaction contemplated by the Agreement and Plan of Merger dated as of December 11, 2015, as amended on March 31, 2017, (the “Merger Agreement”), by and among the Company, DuPont, DowDuPont Inc. (f/k/a Diamond-Orion Holdco, Inc.) (“DowDuPont”), Diamond Merger Sub, Inc. (“Diamond Merger Sub”) and Orion Merger Sub, Inc. (“Orion Merger Sub”). Pursuant to the Merger Agreement, (i) Diamond Merger Sub was merged with and into the Company, with the Company surviving the merger as a subsidiary of DowDuPont (the “Diamond Merger”) and (ii) Orion Merger Sub was merged with and into DuPont, with DuPont surviving the merger as a subsidiary of DowDuPont (the “Orion Merger” and together with the Diamond Merger, the “Mergers”). Following the consummation of the Mergers, each of DuPont and the Company became subsidiaries of DowDuPont.

Upon completion of the Diamond Merger, each share of common stock, par value $2.50 per share, of the Company (the “Dow Common Stock”) (excluding any shares of Dow Common Stock that were held in treasury immediately prior to the effective time of the Diamond Merger, which were automatically canceled and retired for no consideration) was converted into the right to receive one fully paid and non-assessable share of common stock, par value $0.01 per share, of DowDuPont (the “DowDuPont Common Stock”). Upon completion of the Orion Merger, (i) each share of common stock, par value $0.30 per share, of DuPont (the “DuPont Common Stock”) (excluding any shares of DuPont Common Stock that were held in treasury immediately prior to the effective time of the Orion Merger, which were automatically canceled and retired for no consideration) was converted into the right to receive 1.2820 fully paid and non-assessable shares of DowDuPont Common Stock, in addition to cash in lieu of any fractional shares of DowDuPont Common Stock, and (ii) each share of DuPont Preferred Stock—$4.50 Series and DuPont Preferred Stock—$3.50 Series (collectively, the “DuPont Preferred Stock”) issued and outstanding immediately prior to the effective time of the Mergers remains issued and outstanding and was unaffected by the Mergers.

As provided in the Merger Agreement, at the effective time of the Mergers, (i) all options, deferred stock, performance deferred stock and other equity awards relating to shares of Dow Common Stock outstanding immediately prior to the effective time of the Mergers were generally automatically converted into options, deferred stock, performance deferred stock and other equity awards, respectively, relating to shares of DowDuPont Common Stock after giving effect to appropriate adjustments to reflect the Mergers and otherwise generally on the same terms and conditions as applied under the applicable plans and award agreements immediately prior to the effective time of the Mergers, and (ii) all options relating to shares of DuPont Common Stock that were outstanding immediately prior to the effective time of the Mergers were generally automatically converted into options relating to shares of DowDuPont Common Stock and all restricted stock units and performance based restricted stock units relating to shares of DuPont Common Stock that were outstanding immediately prior to the effective time of the Mergers were generally automatically converted into restricted stock units relating to shares of DowDuPont Common Stock, in each case, after giving effect to appropriate adjustments to reflect the Mergers and otherwise generally on the same terms and conditions as applied under the applicable plans and award agreements immediately prior to the effective time of the Mergers.

The issuance of shares of DowDuPont Common Stock in connection with the Mergers, as described above, was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S–4 (File No. 333-209869), filed by DowDuPont with the Securities and Exchange Commission (the “SEC”) and declared effective on June 9, 2016.

The description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibits 2.1 and 2.2 hereto and is incorporated herein by reference. This summary is not intended to modify or supplement any factual disclosures about the Company, DuPont or DowDuPont, and should not be relied upon as disclosure about the Company, DuPont or DowDuPont without consideration of any periodic and current reports and statements that the Company, DuPont and DowDuPont may file with the SEC. The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Diamond Merger, shares of Dow Common Stock were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended and listed on the New York Stock Exchange (the “NYSE”). As a result of the Diamond Merger, on August 31, 2017, the Company requested that the NYSE withdraw the shares of Dow Common Stock from listing on the NYSE and file a Form 25 with the SEC to report that the shares of Dow Common Stock are no longer listed on the NYSE. The shares of Dow Common Stock were suspended from trading on the NYSE prior to the open of trading on September 1, 2017.

The information set forth in Item 2.01 is incorporated by reference herein.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 and Item 2.01 is incorporated by reference herein.

Item 5.01.	Changes in Control of Registrant.

The information contained in Item 2.01 is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Immediately following the effective time of the Diamond Merger, all members of the board of directors of the Company were replaced by Andrew N. Liveris and Howard I. Ungerleider.

The executive officers of the Company as of immediately prior to the effective time of the Diamond Merger continue to be the executive officers of the Company.

The information set forth in Item 2.01 is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the completion of the Diamond Merger and pursuant to the Merger Agreement, on August 31, 2017, upon the effective time of the Diamond Merger, the Company’s certificate of incorporation and bylaws were amended and restated in their entirety. Copies of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of December 11, 2015, by and among DowDuPont, the Company, DuPont, Diamond Merger Sub and Orion Merger Sub (incorporated by reference to Annex A of the Company’s Registration Statement on Form S-4 initially filed with the SEC on March 1, 2016 (File No. 333-209869)).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of March 31, 2017, by and among DowDuPont, the Company, DuPont, Diamond Merger Sub and Orion Merger Sub. (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on March 31, 2017).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY
(Registrant)

By:	/s/ Amy E. Wilson
Name:	Amy E. Wilson
Title:	Corporate Secretary and Associate General Counsel

Date: September 1, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of December 11, 2015, by and among DowDuPont, the Company, DuPont, Diamond Merger Sub and Orion Merger Sub (incorporated by reference to Annex A of the Company’s Registration Statement on Form S-4 initially filed with the SEC on March 1, 2016 (File No. 333-209869)).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of March 31, 2017, by and among DowDuPont, the Company, DuPont, Diamond Merger Sub and Orion Merger Sub. (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on March 31, 2017).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.